UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2006

EMC CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	No. 04-2680009
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

176 South Street, Hopkinton, MA	01748
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2006, the Board of Directors of EMC Corporation (the “Company”) approved amendments, effective as of such date, to the Company’s Bylaws, which include revisions to more closely conform to current Company practice and Massachusetts corporate law. The amendments generally:

•	Clarify logistics relating to meetings of shareholders and directors

•	Clarify logistics relating to director and officer removal

•	Permit directors to take action without a meeting by means of electronic transmission

•	Clarify the roles of the Chairman of the Board of Directors, Chief Executive Officer and treasurer

•	Clarify the circumstances under which a stock certificate may be signed by facsimile

The Amended and Restated Bylaws of the Company are filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.2	Amended and Restated Bylaws of EMC Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ Paul T. Dacier
Paul T. Dacier Senior Vice President and General Counsel

Date: February 16, 2006

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of EMC Corporation